UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2011

PPOA HOLDING, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53580	26-3479709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o: Ahearn, Jasco + Company, CPAs
190 SE 19th Avenue Pompano Beach, FL	33060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  None

1649 Northwest 136th Avenue, Sunrise, FL, 33323
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.03                      Bankruptcy or Receivership.

As previously reported, on January 13, 2010 PPOA Holding, Inc. and its subsidiaries (collectively the “Company”) filed voluntary petitions under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Case”) in the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”).  On January 4, 2011, the Bankruptcy Court entered an order (the “Disclosure Statement Approval Order”) approving, among other things, the adequacy of the disclosure statement (the “Disclosure Statement”) in connection with the liquidating plan of reorganization (the “Plan”) proposed by the official committee of unsecured creditors (the “Committee”) appointed in the Bankruptcy Case.  On January 18, 2011  the Committee caused the Plan, Disclosure Statement and a ballot (collectively, the “Solicitation Materials”) to be served upon creditors, equity security holders, and all other parties in interest in the Bankruptcy Case.  The Disclosure Statement Approval Order sets February 18, 2011 as the deadline for creditors to vote to accept or reject the Plan, or for parties in interest to file objections to the confirmation of the Plan.  The Bankruptcy Court has scheduled a hearing for March 1, 2011 at 1:30 p.m. at the United States Bankruptcy Court, 299 E. Broward Blvd., Courtroom 301, Ft. Lauderdale, Florida 33301 to consider confirmation of the Plan.

Based upon assets available for distribution, creditors of the Company will not be paid in full under the Plan. Consequently, the Company predicts that, after payment to the Company’s unsecured creditors, there will be no assets available for distribution to the holders of the Company’s common stock (the “Stockholders”).  Holders of equity interests in the Company (including the Stockholders) will not receive or retain any property or assets under the Plan.  With no available assets to distribute to the Stockholders, as provided in the Plan, the Company expects the Bankruptcy Court to extinguish the Company’s common stock.  Promptly after such extinguishment, the Company will seek to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934 by filing a Form 15 with the Securities and Exchange Commission.  As previously announced, the Continued Listing Committee of the Toronto Stock Exchange delisted the Company’s common shares on February 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPOA HOLDING, INC.

Date: February 4, 2011	By:	/s/ Frank E. Jaumot
Name: Frank E. Jaumot
Title: Chief Restructuring Officer